                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date the earliest event reported)   JUNE 6, 1996
                                                  ------------------------------

                               RXI Holdings, Inc.
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     DELAWARE
- --------------------------------------------------------------------------------
                 (State or other jurisdiction of Incorporation)


       33-94420                               95-4426626
- --------------------------              --------------------------------
    (Commission File Number)             (I.R.S. Employer Identification No.)

   11111 SANTA MONICA BOULEVARD, SUITE 270 LOS ANGELES, CALIFORNIA 90025
- --------------------------------------------------------------------------------
     (Address of Principal Executive Offices)               (Zip code)

                                 (310) 473-7005
- --------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code)

- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.


          On June 6, 1996, RXI Plastics, Inc. ("Company"), a wholly-owned subsidiary of Registrant, sold to Texberry Acquisition, Inc. all of the outstanding stock of Texberry Container Corporation ("Texberry"), a wholly-owned subsidiary of the Company, pursuant to a Stock Purchase Agreement, dated as of May 15, 1996, and effective as of June 1, 1996, among the Company, Registrant and Texberry Acquisition, Inc. (the "Agreement").

          The sale price for the disposition was $13,879,719, consisting of $1,625,097 in cash, an unsecured, subordinated deferred payment in the principal amount of $2,250,000, guaranteed by the corporate parent of Texberry Acquisition, Inc., $2,628,369 deposited into an escrow account pursuant to an Escrow Agreement, the assumption of $3,376,253 of the accounts payable of Texberry and the assumption of $4,000,000 in principal amount due to The CIT Group/Business Credit, Inc.. The sale price was based on the fair market value of the assets (including goodwill) and liabilities of Texberry.

          In connection with the sale of Texberry, the Registrant and various of its subsidiaries entered into supply and distribution agreements with Texberry, pursuant to which the Company agreed to sell to Texberry products manufactured by the Company on specified terms. As part of the sale, Texberry was released from its guaranty of Registrant's 14% Senior Secured Notes due 2002 and from all indebtedness due Registrant by Texberry.

          In contemplation of the sale of Texberry, Registrant effectuated an internal reorganization whereby the shares of its subsidiaries, Patrick Plastics, Inc. and Texberry, were transferred to the Company and the manufacturing assets and business (and associated liabilities) of Texberry were transferred to Company.

          Following completion of the sale of Texberry, all of the subsidiaries of Company were merged into Company and Company became the only subsidiary of Registrant. All of Registrant's business operations are conducted by Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (b)  PRO FORMA FINANCIAL INFORMATION.      Pro forma financial
statements of Registrant and Subsidiaries for the twelve months ended June 30, 1995, and as at and for the nine months ending March 31, 1996, are attached at Pages F-5, F-2 and F-8, respectively.

          (c) EXHIBITS. The following exhibits are filed as exhibits to this current report on Form 8-K, and none have been incorporated by reference to any other registration statement, report or other document.

          EXHIBIT NUMBER DESCRIPTION

          2.3 Stock Purchase Agreement, dated as of May 15, 1996, between the Company, Registrant and Texberry Acquisition, Inc.

          2.4 Guaranty Agreement, dated as of June 5, 1996 by Kranson Industries, Inc. for the benefit of RXI Plastics, Inc.

          10.17 Subordination Agreement, dated June 5, 1996, by and between Texberry Acquisition, Inc., Bank One, Indianapolis, NA, RXI Plastics, Inc. and RXI Holdings, Inc.

          10.18 Escrow Agreement, dated June 5, 1996, by and between Texberry Acquisition, Inc., RXI Plastics, Inc., RXI Holdings, Inc. and Mercantile Bank of St. Louis, NA.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RXI Holdings, Inc.



June 21, 1996                 By:_____________________________________
                                 Leon Farahnik, President
                                 and Chief Executive Officer


                              By:____________________________________
                                 Marvin Liebman,
                                 Chief Financial Officer




M:\PSM\TEXBERRY.8K

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following pro forma consolidated financial information of the Company presents the unaudited consolidated balance sheet as of March 31, 1996, and the unaudited consolidated statements of operations for the year ended June 30, 1995 and for the nine months ended March 31, 1996. The pro forma consolidated balance sheet gives effect to the acquisition of Vanguard Plastics of California, Inc. ("Vanguard") (as set forth in the Company's Form 8-K as filed with the Securities and Exchange Commission on May 24, 1996)(File Number 033-94420) and to the disposition of the distribution business of Texberry Container Corporation ("Texberry Distribution") as if both transactions had occurred on March 31, 1996. The pro forma consolidated statement of operations for the year ended June 30, 1995 gives effect to the acquisition of Vanguard, the acquisition of Continental Plastics, Inc. ("Continental") and the issuance of $60 million of 14% senior notes due 2002 (the "Issuance") (both as set forth in the Company's Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on October 10, 1995)(File Number 033-94420) and to the disposition of Texberry Distribution, as if each of these transactions had occurred on July 1, 1994. The pro forma consolidated statement of operations for the nine months ended March 31, 1996 gives effect to the acquisition of Vanguard and the disposition of Texberry Distribution as if both transactions had occurred on July 1, 1995.

     The pro forma consolidated financial statements should be read in conjunction with the Company's Consolidated Financial Statements and "Management's Discussion and Analysis" appearing in the Company's Registration Statement on Form S-4, which are incorporated herein by this reference. The pro forma consolidated balance sheet and statements of operations do not purport to present what the Company's actual statement of financial condition or results of operations would have been had such transactions in fact occurred on such dates. The pro forma consolidated statements of operations also do not purport to project the results of operations of the Company for the current year or for any other period.

                       RXI HOLDINGS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                              As of March 31, 1996
                             (dollars in thousands)

                                                                                      Pro Forma           Pro Forma
                                                                        Vanguard     Adjustments         Adjustments
                                                        Company      Plastics, Inc.    for the             for the        Pro Forma
                                                       Historical      Historical    Acquisition         Disposition       Adjusted
                                                       ----------    --------------  -----------         -----------      ---------
   ASSETS
Current assets:
   Cash and cash equivalents                            $    254          $  288      $  (288)   (e)     $  1,624  (h)     $  1,878
   Accounts receivable                                    10,348           1,554         (222)   (f)       (2,831) (g)        8,849
   Inventories                                            12,359           1,098         (100)   (a)       (2,109) (g)       11,248
   Prepaid expenses and other current assets                 644              88                                                732
   Income tax refund receivable                              211              86                                                297
   Current deferred income taxes                             876              45                                                921
                                                        --------          ------      -------            --------          --------
      Total current assets                                24,692           3,159         (610)             (3,316)           23,925

Deferred payment from purchaser                                -               -                            2,250  (h)        2,250
Funds held in escrow                                                                                            -  (h)
Property, plant and equipment, net                        36,692           1,525       (1,292)   (a)           (6) (i)       36,919
Intangible assets, net                                    34,094               -                           (6,514) (i)       27,580
Other assets                                                 436             231          369    (a)                          1,036
                                                        --------          ------      -------            --------          --------
   TOTAL ASSETS                                         $ 95,914          $4,915      $(1,533)           $ (7,586)         $ 91,710
                                                        --------          ------      -------            --------          --------
                                                        --------          ------      -------            --------          --------

   LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Current portion of long-term obligations             $    175          $  200      $  (200)   (c)                      $    175
   Accounts payable                                        7,956             894         (222)   (f)       (2,900) (g)       5,728
   Accrued liabilities-other                               3,702             139          200    (a)         (490) (g)       3,551
   Accrued interest                                        1,473               -                                             1,473
   Revolving line of credit                               12,348             683         (188) (c)(e)      (4,000) (j)       8,843
                                                        --------          ------      -------            --------         --------
      Total current liabilities                           25,654           1,916         (410)             (7,390)          19,770
                                                        --------          ------      -------            --------         --------

Long-term obligations, less current maturities            64,788             600        1,276  (c)(d)                       66,664
                                                        --------          ------      -------            --------         --------

Deferred income taxes                                      2,699                                              (50) (k)       2,649
                                                        --------                            -            --------         --------

Redeemable stock                                             803                                                               803
                                                        --------                                                          --------

Shareholders' Equity:
   Series A preferred stock                                    9               -                                                 9
   Series B preferred stock                                    5               -                                                 5
   Common stock                                                3             500         (500)   (b)                             3
   Warrants                                                1,608               -                                             1,608
   Additional paid-in capital                             13,296               -                                            13,296
   Retained earnings (deficit)                           (12,951)          1,899       (1,899)   (b)         (146) (k)     (13,097)
                                                        --------          ------      -------            --------         --------
      Total shareholders' equity                           1,970           2,399       (2,399)               (146)           1,824
                                                        --------          ------      -------            --------         --------

                                                        --------          ------      -------            --------         --------
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 95,914          $4,915      $(1,533)           $ (7,586)        $ 91,710
                                                        --------          ------      -------            --------         --------
                                                        --------          ------      -------            --------         --------


   See accompanying notes to unaudited pro forma consolidated balance sheet.

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

NOTES TO PRO FORMA ADJUSTMENTS FOR THE ACQUISITION

(a) The Vanguard acquisition has been accounted for as a purchase. The total purchase cost will be allocated to Vanguard's assets and liabilities based on their relative fair values as of the closing date of the acquisition, based on valuations and other studies which are not yet complete. The excess of the fair value of the net assets acquired over the purchase cost may result in negative goodwill which will be allocated to property, plant and equipment.

     The purchase cost and preliminary allocation of the excess of the net book value of the assets acquired over their purchase cost is as follows:

     Purchase of Vanguard's outstanding common equity. . . . . . . . .         $1,176
     Fees and expenses . . . . . . . . . . . . . . . . . . . . . . . .            200
                                                                               ------
          Total purchase cost  . . . . . . . . . . . . . . . . . . . .          1,376
                                                                               ------

     Net book value of net assets acquired . . . . . . . . . . . . . .          2,399
                                                                               ------
     Excess of net book value over total purchase cost . . . . . . . .         $1,023
                                                                               ------
                                                                               ------

     Preliminary adjustments to bring historical book values to fair value and allocate negative goodwill:
          Inventories  . . . . . . . . . . . . . . . . . . . . . . . .         $  100
          Property, plant & equipment  . . . . . . . . . . . . . . . .          1,292
          Deferred income taxes. . . . . . . . . . . . . . . . . . . .           (369)
                                                                               ------
     Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $1,023
                                                                               ------
                                                                               ------

(b)  Reflects purchase of existing stockholders' equity.

(c)  Reflects payment of existing indebtedness as follows:

          Revolving line of credit . . . . . . . . . . . . . . . . . .         $  683
          Current portion of long-term obligations . . . . . . . . . .            200
          Long-term obligations  . . . . . . . . . . . . . . . . . . .            600
                                                                               ------
               Total . . . . . . . . . . . . . . . . . . . . . . . . .         $1,483
                                                                               ------
                                                                               ------

(d) Reflects the issuance of indebtedness in connection with the acquisition as follows:

          Seller note  . . . . . . . . . . . . . . . . . . . . . . . .         $  576
          Secured term debt  . . . . . . . . . . . . . . . . . . . . .          1,300
                                                                               ------
               Total . . . . . . . . . . . . . . . . . . . . . . . . .         $1,876
                                                                               ------
                                                                               ------

(e) Reflects the application of cash and initial draw on the new revolving line of credit facility to fund the balance of the acquisition in the amounts of $288 and $495, respectively.

(f) Reflects the elimination of accounts receivable and accounts payable related to sales by Vanguard to the Company.

NOTES TO PRO FORMA ADJUSTMENTS FOR THE DISPOSITION

(g) Reflects the sale of accounts receivable and inventories totalling $2,831 and $2,109, respectively, and the assumption by the purchaser of accounts payable and accrued expenses of $2,900 and $490, respectively.

(h) The total net proceeds from the disposition were $6,502 including $2,628 deposited to an escrow account to be held by a designated trustee and remitted to the Company at the end of a one year escrow period. The amount remitted to the Company may be subject to adjustment based on the performance of the Texberry Distribution business during the twelve months ending May 31, 1997. The Company will not recognize any of the proceeds held in escrow until such funds are paid to the Company. The remaining proceeds from the disposition are as follows:

          Deferred payment from purchaser . . . . . . . . . .        $2,250
          Cash received at close . . . . . . . . . . . . . .          1,624
                                                                     ------
               Total . . . . . . . . . . . . . . . . . . . .         $3,874
                                                                     ------
                                                                     ------

(i) Reflects the disposition of $6 of fixed assets and $6,514 of goodwill related to the business sold.

(j) Reflects the assumption by the purchaser of $4,000 of revolving line of credit liability.

(k)  Reflects the loss realized from the disposition as follows:

     Assets sold:
          Accounts receivable  . . . . . . . . . . . . . . .        $ 2,831
          Inventories  . . . . . . . . . . . . . . . . . . .          2,109
          Fixed assets . . . . . . . . . . . . . . . . . . .              6
          Goodwill . . . . . . . . . . . . . . . . . . . . .          6,514
                                                                    -------
               Total assets sold . . . . . . . . . . . . . .         11,460
                                                                    -------
     Liabilities assumed:
          Accounts payable . . . . . . . . . . . . . . . . .          2,900
          Accrued liabilties . . . . . . . . . . . . . . . .            490
          Revolving line of credit obligation  . . . . . . .          4,000
                                                                    -------
               Total liabilities assumed . . . . . . . . . .          7,390
                                                                    -------
     Net assets sold . . . . . . . . . . . . . . . . . . . .          4,070
     Proceeds received . . . . . . . . . . . . . . . . . . .          3,874
                                                                    -------
     Loss on disposition before income taxes . . . . . . . .           (196)
     Benefit for income taxes on loss from disposition . . .             50
                                                                    -------
     Net loss on sale  . . . . . . . . . . . . . . . . . . .        $  (146)
                                                                    -------
                                                                    -------

                       RXI HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                            Year Ended June 30, 1995
                             (dollars in thousands)

                                                                       Continental
                                                                      Plastics, Inc.    Pro Forma
                                                                         Historical    Adjustments      Pro Forma
                                                       Vanguard       (period July 1,    for the       Adjustments
                                          Company    Plastics, Inc.   1994 to February Issuance and      for the        Pro Forma
                                         Historical   Historical(a)    10, 1995)(b)    Acquisitions    Disposition     Adjusted(c)
                                         ----------  --------------  ----------------  ------------    -----------    ------------
Net sales                                 $86,779       $11,584           $9,038       $(1,045)   (d)   $(32,104) (i)   $74,252
Cost of sales                              66,756         9,931            5,679        (1,103) (d)(e)   (25,573) (i)    55,690
                                          -------       -------           ------       -------          --------        -------
Gross profit                               20,023         1,653            3,359            58            (6,531)        18,562
Operating expenses                         19,338         1,098            2,009           386    (e)     (4,133) (j)    18,698
                                          -------       -------           ------       -------          --------        -------
Income from operations                        685           555            1,350          (328)           (2,398)          (136)
                                          -------       -------           ------       -------          --------        -------
Other expense (income):
   Interest                                 7,284           195              832         2,231    (f)       (787) (k)     9,755
   Other                                     (102)            -               20                                            (82)
                                          -------       -------           ------       -------          --------        -------
      Total                                 7,182           195              852         2,231              (787)         9,673
                                          -------       -------           ------       -------          --------        -------
Income (loss) before income taxes          (6,497)          360              498        (2,559)           (1,611)        (9,809)
Provision (benefit) for income taxes       (1,877)           87              296        (1,024)   (g)       (644) (g)    (3,162)
                                          -------       -------           ------       -------          --------        -------
Income (loss) before minority interest     (4,620)          273              202        (1,535)             (967)        (6,647)
Minority interest in income of
 subsidiary                                   (10)            -                -            10    (h)          -              -
                                          -------       -------           ------       -------          --------        -------
Net income (loss)                         $(4,630)      $   273           $  202       $(1,525)         $   (967)       $(6,647)
                                          -------       -------           ------       -------          --------        -------
                                          -------       -------           ------       -------          --------        -------

                See accompanying notes to unaudited pro forma
                    consolidated statement of operations.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1995

(a) Vanguard Historical amounts reflect the operations of Vanguard from July 1, 1994 to June 30, 1995.

(b) Continental Historical amounts reflect the operations of Continental from July 1, 1994 to February 10, 1995 (its date of acquisition).

(c) Pro forma amounts reflect the Company's operating results as if the Issuance, the acquisitions and the disposition had all occurred on July 1, 1994.

        NOTES TO PRO FORMA ADJUSTMENTS FOR THE ACQUISITIONS AND ISSUANCE

(d) Reflects adjustment for sales and cost of sales by Vanguard to the Company totalling $1,045.

(e) Reflects adjustments to Continental's and Vanguard's cost of sales, selling, general and administrative expenses for the following:


                                                                                     Selling, General
                                                                   Cost of Sales    and Administrative
                                                                   -------------    ------------------
     Pro forma amortization of Continental goodwill
     over a useful life of 15 years  . . . . . . . . . . . .          $ ---               $ 447
     Less historical amortization  . . . . . . . . . . . . .            ---                 (61)
     Additional depreciation expense related to the
     increase in the book value of Continental's
     property and equipment as a result of purchase
     accounting adjustments  . . . . . . . . . . . . . . . .            187                 ---
     Reduction in depreciation expense related
     to the adjustment to Vanguard's property and
     equipment as a result of purchase
     accounting adjustments. . . . . . . . . . . . . . . . .           (245)                ---
                                                                      -----               -----
                                                                      $ (58)              $ 386
                                                                      -----               -----
                                                                      -----               -----

(f) Reflects adjustment to interest expense for the Issuance and acquisitions as follows:

     Interest on $60,000,000 face amount of Senior
     Notes at 14%  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 8,400
     Amortization of original issue discount on Senior Notes . . . . . . .             106
     Interest on average balance of new line of credit of
     $10,500,000 at 9% . . . . . . . . . . . . . . . . . . . . . . . . . .             945
     Interest on $4,500,000 Seller Note at 8%  . . . . . . . . . . . . . .             360
     Amortization of deferred financing costs relating to the Issuance . .             521
     Interest on $1,300,000 term note issued in connection with the
     purchase of Vanguard at 10.5%.  . . . . . . . . . . . . . . . . . . .             126
     Interest on $576,000 Vanguard Seller Note at 10%  . . . . . . . . . .              54
                                                                                   -------
     Pro forma interest expense for the Issuance and the Acquisitions  . .          10,512
     Less Company historical interest expense (net of $21 of interest
     relating to other term obligations) . . . . . . . . . . . . . . . . .           7,263
     Less Continental historical interest  . . . . . . . . . . . . . . . .             822
     Less Vanguard historical interest . . . . . . . . . . . . . . . . . .             196
                                                                                   -------
     Net adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 2,231
                                                                                   -------
                                                                                   -------

(g) The benefit for income taxes is computed by applying the combined statutory rate of 40%.

(h) Reflects the elimination of minority interest which was reacquired in October 1994.

               NOTES TO PRO FORMA ADJUSTMENTS FOR THE DISPOSITION

(i) Reflects adjustment for historical sales and cost of sales to distribution customers which were sold to the Purchaser as part of the disposition.

(j) Reflects adjustments to the Company's selling, general and administrative expenses for the following:

                                                                 Selling, General
                                                                and Administrative
                                                                ------------------

     Elimination of amortization expense related to the
     goodwill of Texberry Distribution . . . . . . . . . . .        $   293
     Eliminate expenses related to branch
     operations sold . . . . . . . . . . . . . . . . . . . .          2,114
     Eliminate personnel expenses related to
     reductions in staffing as a result of the
     disposition . . . . . . . . . . . . . . . . . . . . . .          1,726
                                                                    -------
                                                                    $ 4,133
                                                                    -------
                                                                    -------


(k) Reflects adjustments to interest income/expense as a result of the Disposition as follows:

     Interest income on the $2,250,000 deferred payment
     from purchaser at 10% . . . . . . . . . . . . . . . . .          $ 225
     Reduction in interest expense arising from the
     application of proceeds from the Disposition
     to reduce the Company's short-term debt . . . . . . . .            162
     Reduction in interest expense arising from the
     assumption of debt by the purchaser . . . . . . . . . .            400
                                                                      -----
     Total adjustment  . . . . . . . . . . . . . . . . . . .          $ 787
                                                                      -----
                                                                      -----

                       RXI HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                        Nine Months Ended March 31, 1996
                             (dollars in thousands)

                                                                                        Pro Forma          Pro Forma
                                                                       Vanguard        Adjustments        Adjustments
                                                        Company      Plastics, Inc.      for the            for the       Pro Forma
                                                       Historical    Historical (a)    Acquisition        Disposition    Adjusted(b)
                                                       ----------    --------------    -----------        -----------    -----------
Net sales                                                $70,164         $8,086        $  (942)    (c)    $(22,327)  (f)    $54,981
Cost of sales                                             55,029          6,959         (1,126)  (c)(d)    (17,878)  (f)     42,984
                                                         -------         ------        -------            --------          -------
Gross profit                                              15,135          1,127            184              (4,449)          11,997
Operating expenses                                        13,245            715                             (3,101)  (g)     10,859
                                                         -------         ------        -------            --------          -------
Income from operations                                     1,890            412            184              (1,348)           1,138
                                                         -------         ------        -------            --------          -------
Other expense (income):
   Interest                                                7,962            117             29     (e)        (591)  (h)      7,517
   Other                                                      78              -                                                  78
                                                         -------         ------        -------            --------          -------
      Total                                                8,040            117             29                (591)           7,595
                                                         -------         ------        -------            --------          -------
Income (loss) before income taxes                         (6,150)           295            155                (757)          (6,457)
Provision (benefit) for income taxes                      (1,547)                           62    (i)         (303)  (i)     (1,788)
                                                         -------         ------        -------            --------          -------
Net income (loss)                                        $(4,603)        $  295        $    93            $   (454)         $(4,669)
                                                         -------         ------        -------            --------          -------
                                                         -------         ------        -------            --------          -------
OTHER DATA:


                See accompanying notes to unaudited pro forma
                    consolidated statement of operations.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1996

(a) Vanguard Historical amounts reflect the operations of Vanguard from July 1, 1995 to March 31, 1996.

(b) Pro forma amounts reflect the Company's operating results as if the acquisition of Vanguard and the Disposition occurred on July 1, 1995.

(c) Reflects adjustment to sales and cost of sales of $942 to eliminate the impact of sales from Vanguard to the Company.

(d) Reflects the reduction in depreciation expense totalling $184 related to the adjustment to Vanguard's property and equipment as a result of purchase accounting adjustments.

(e) Reflects adjustment to interest expense for the Vanguard acquisition as follows:

     Interest on average balance of new line of credit of
     $500,000 at 9%  . . . . . . . . . . . . . . . . . . . . . . . . .           $ 37
     Interest on $1,300,000 term note issued in connection with the
     purchase of Vanguard at 10.5%.  . . . . . . . . . . . . . . . . .             75
     Interest on $576,000 Vanguard Seller Note at 10%  . . . . . . . .             34
                                                                                 ----
     Pro forma interest expense for the Vanguard acquisition . . . . .            146
     Less Vanguard historical interest . . . . . . . . . . . . . . . .            117
                                                                                 ----
     Net adjustment  . . . . . . . . . . . . . . . . . . . . . . . . .           $ 29
                                                                                 ----
                                                                                 ----

(f) Reflects adjustment for historical sales and cost of sales to distribution customers which were sold to the Purchaser as part of the disposition.

(g) Reflects adjustments to the Company's selling, general and administrative expenses for the following:

                                                                Selling, General
                                                               and Administrative
                                                               ------------------
     Elimination of amortization expense related to the
     goodwill of Texberry Distribution . . . . . . . . . . .        $   220
     Eliminate expenses related to branch
     operations sold . . . . . . . . . . . . . . . . . . . .          1,586
     Eliminate personnel expenses related to
     reductions in staffing as a result of the
     disposition . . . . . . . . . . . . . . . . . . . . . .          1,295
                                                                    -------
                                                                    $ 3,101
                                                                    -------
                                                                    -------

(h) Reflects adjustments to interest income/expense as a result of the Disposition as follows:

     Interest income on the $2,250,000 note receivable
     from purchaser at 10% . . . . . . . . . . . . . . . . .          $ 169
     Reduction in interest expense arising from the
     application of proceeds from the Disposition to
     to reduce the Company's short-term debt . . . . . . . .            122
     Reduction in interest expense arising from the
     assumption of debt by the purchaser . . . . . . . . . .            300
                                                                      -----
     Total adjustment  . . . . . . . . . . . . . . . . . . .          $ 591
                                                                      -----
                                                                      -----

(i) The provision (benefit) for income taxes is computed by applying the combined statutory rate of 40%.